UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2014

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following index relate to an offering under the Registrant’s Registration Statement on Form S-3
(No. 333-186221) and each is filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 24, 2014, by and among the Registrant and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters listed in Schedule 1 thereto

4.1	Form of 3.150% Notes due 2024

4.2	Form of 4.200% Notes due 2044

5.1	Opinion of Morgan, Lewis & Bockius LLP relating to the legality of the 3.150% Notes due 2024 and the 4.200% Notes due 2044

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: December 1, 2014	By:	/s/ Richard A. Goglia
Richard A. Goglia
Vice President and Treasurer

[Form 8-K Signature Page]

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 24, 2014, by and among the Registrant and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters listed in Schedule 1 thereto

4.1	Form of 3.150% Notes due 2024

4.2	Form of 4.200% Notes due 2044

5.1	Opinion of Morgan, Lewis & Bockius LLP relating to the legality of the 3.150% Notes due 2024 and the 4.200% Notes due 2044

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in the opinion filed as Exhibit 5.1 hereto)